EXHIBIT 10.7
                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of this 4th day of June, 2003, by and among Financial Industries Corporation, a Texas corporation (the "Company"), American Physicians Service Group, Inc., a Texas corporation ("APS"), M&W Insurance Services, Inc., a Delaware corporation ("M&W"), Equita Financial and Insurance Services of Texas, Inc., a Texas corporation ("Equita" and, together with APS and M&W, the "Buyers").


                                    RECITALS

     WHEREAS, pursuant to various purchase and option agreements, the Buyers acquired shares of common stock, par value $.20 per share (the "Common Stock"), of the Company and/or options to acquire shares of Common Stock; and

     WHEREAS, in connection with entering into such agreements, the Company has granted certain registration rights as described in this Agreement to the Buyers.


                                    AGREEMENT

     For and in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Registration of Shares. For purposes of this Agreement, "Holders" means the Buyers and (to the extent not prohibited by Section 8) any transferees of the Buyers, and "Registrable Shares" means any shares of Common Stock held by the Holders as of the date of this Agreement, all shares of Common Stock issuable upon exercise of options held by the Holders as of the date of this Agreement, and any and all shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, shares of Common Stock held by a Holder on the date hereof or issued subsequent to the date hereof pursuant to an option to acquire shares of Common Stock held by the Holders on the date hereof until the date on which
     (a) the resale of such share of Common Stock by a Holder has been effectively registered under the Securities Act of 1933, as amended (the

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     "Securities   Act"),   and  disposed  of  in  accordance   with  the  Shelf
     Registration Statement (as defined below), (b) such share of Common Stock is distributed by a Holder to the public pursuant to Rule 144 under the Securities Act, or (c) such share of Common Stock may be sold or transferred by a Holder pursuant to Rule 144(k) under the Securities Act (or any similar provision then in effect). The Company shall (x) on or prior to October 1, 2003, file with the Securities and Exchange Commission ("SEC") a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") on Form S-1 or Form S-3, if the use of such form is then available as determined by the Company, to cover resales of Registrable Shares by the Holders, and (y) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as reasonably practicable following its filing with the SEC, but in any event not later than the first anniversary of the date hereof; provided, however, that the Company will be deemed to be in compliance with this clause (y) if such Shelf Registration Statement is declared effective on or prior to the first anniversary of the date hereof (and, in such event, the Company shall not be liable to any Holder for failure to cause the Shelf Registration Statement to be declared effective prior to such date). None of the Company nor any of its securityholders (other than the Holders of Registrable Shares in such capacity or other shareholders having registration rights in effect as of the date of this Agreement permitting them to participate therein) shall have the right to include any of the Company's securities in the Shelf Registration Statement. The Company shall not be required to effect more than one registration pursuant to this Section 1.

          Section 2. Effectiveness of Registration. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective for a period ending on March 31, 2007, or such shorter period that will terminate when each of the Registrable Shares covered by the Shelf Registration Statement shall cease to be a Registrable Share. Notwithstanding the foregoing, upon the occurrence of any event that would cause the Shelf Registration Statement to (a) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made,
     (b) not be effective and usable for resale of Registrable Shares during the period that such Shelf Registration Statement is required to be effective and usable or (c) contain financial information that no longer meets the requirements of any applicable rule of Regulation S-X, the Company shall as promptly as practicable file an amendment to the Shelf Registration Statement, which in the case of clause (a), corrects any such misstatement or omission and, in the case of clause (c), updates such financial information. In the case of clause (a), (b) or (c), no offers or sales of Registrable Shares shall be made pursuant to the Shelf Registration
     Statement during the period that the Shelf Registration Statement is unusable and the Company shall use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

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          Section 3. Suspension of Registration. Notwithstanding anything to the contrary in this Agreement, the Company may prohibit offers and sales of Registrable Shares pursuant to the Shelf Registration Statement at any time if (a) (i) it is in possession of material non-public information, (ii) the Board of Directors of the Company (the "Board") believes in good faith that such prohibition is necessary in order to avoid a legal requirement to disclose such material non-public information and (iii) the Board believes in good faith that disclosure of such material non-public information would not be in the best interests of the Company and its shareholders or
     (b) (i) the  Company  has  made  a  public  announcement   relating  to  an
     acquisition or business combination transaction including the Company and/or one or more of its subsidiaries that is material to the Company and its subsidiaries taken as a whole and (ii) the Board believes in good faith that it would be impracticable at the time to obtain any financial statements relating to such acquisition or business combination transaction that would be required to be set forth in the Shelf Registration Statement (the period during which any such prohibition of offers and sales of Registrable Shares pursuant to the Shelf Registration Statement is in effect pursuant to clause (a) or (b) of this Section 3 is referred to herein as a "Suspension Period"). A Suspension Period shall commence on and include the date on which the Holders of Registrable Shares covered by the Shelf Registration Statement receive written notice from the Company that offers and sales of Registrable Shares cannot be made thereunder in accordance with this Section 3 and shall, with respect to each Holder, end on the date on which that Holder either is advised in writing by the Company that offers and sales of Registrable Shares pursuant to the Shelf Registration Statement and use of the prospectus contained therein may be resumed (a "Resumption Notice") or receives a copy of a prospectus supplement; provided, however, that Suspension Periods in the aggregate shall in no event be longer than forty-five (45) days in any one (1) year period during which the Shelf Registration Statement is required to remain effective in accordance with this Agreement. The Company agrees that it must promptly deliver a Resumption Notice to each Holder when none of the requisite conditions for the Suspension Period continue to exist or a prospectus supplement as soon as reasonably practicable.

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          Section 4. Damages. The Company recognizes and agrees that the Holders will not have an adequate remedy at law if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, upon proper proof a Holder may be entitled to (a) specific performance of any and all provisions hereof or (b) enjoin the Company from continuing to commit any such breach of this Agreement.

          Section 5. Further Obligations of the Company. In connection with the registration required under this Agreement, the Company agrees that it shall also do the following:

               (a) furnish to each Holder such copies of each preliminary and final prospectus and such other documents as said Holder may reasonably request to facilitate the public offering of its Registrable Shares pursuant to the Shelf Registration Statement;

               (b) use all reasonable efforts to register or qualify the Registrable Shares under the applicable securities or blue sky laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the Shelf Registration Statement in any jurisdiction where it is not then so subject;

               (c) permit each Holder or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them related to the Shelf Registration Statement;

               (d) furnish to each Holder copies of all documents filed with and all correspondence from or to the SEC in connection with any such offering of securities;

               (e) use all reasonable efforts to insure that all necessary approvals from the National Association of Securities Dealers, Inc. ("NASD"), if any, are obtained; and

               (f) use all reasonable efforts to list all Registrable Shares (to the extent necessary) on each securities exchange or automated interdealer quotation system on which the Common Stock is listed or quoted.

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          Section 6. Further  Obligations of the Holders. In connection with the registration of Registrable Shares pursuant to this Agreement, each Holder agrees to timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Shares.

          Section 7. Expenses. The Company shall bear, on behalf of the Holders, all reasonable costs and expenses of the registration required under this Agreement, including, but not limited to, the Company's printing, legal and accounting fees and expenses, SEC and NASD filing fees, blue sky fees and expenses, and the reasonable fees and disbursements (such fees not to exceed $10,000) of one counsel for the Holders; provided, however, that the Company shall have no obligation to pay or otherwise bear the commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders, or the fees and expenses of more than one counsel for the Holders.

          Section 8. Transferability of Registration Rights. The rights to register Registrable Shares granted by the Company under this Agreement may be assigned by a Holder, provided that (a) such assignment is only made in connection with an assignment by such Holder of not less than 100,000 of its Registrable Shares in a manner permitted by this Agreement and otherwise in accordance with applicable law; and (b) such assignee or transferee must agree in writing to be bound by all of the provisions of this Agreement. The rights to register Registrable Shares cannot be transferred in connection with a sale of Registrable Shares to the public pursuant to an effective registration statement or Rule 144.

          Section 9. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to Registrable Shares shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all Holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash,
     (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or
     (iii) securities   of  the  acquiring   corporation   which  the  acquiring
     corporation has agreed to register within forty-five (45) days of completion of the transaction for resale to the public pursuant to the Securities Act.

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          Section 10. Indemnification of Holders of Registrable Shares.

          10.1 Right to Indemnification. In connection with the Company's registration of Registrable Shares pursuant to this Agreement, the Company will indemnify and hold harmless each Holder (which for purposes of only this Section 10 includes such Holder's respective affiliates, partners, principals, officers, directors, managers, members, employees, independent contractors, agents, underwriters, representatives, and other similarly situated parties, and the successors, heirs and personal representatives of any of them) (collectively, the "Holder Indemnified Parties") from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such Holder becomes subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such Holder, if any, for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless (a) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder expressly for use therein, or unless
     (b) in the case of a sale directly by such Holder, such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Holder on a timely basis, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

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          10.2 Procedures Governing  Indemnification Claims. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any Holder seeks indemnification under this
     Section 10 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, then the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative
     fault  of  the  Company  on  the  one  hand  and  of  the  Holder   seeking
     indemnification on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (a) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by such Holder pursuant to such registration statement; and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Except as otherwise provided in this clause (b), the provisions of Section 10.3 shall govern the notice and other procedural aspects of any indemnification claim brought pursuant to this Section 10.

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          10.3  Indemnification;   Notice  and  Settlements.   A  party  seeking
     indemnification pursuant to Sections 10.1 or 11.1 (an "Indemnified Party") with respect to a claim, action or proceeding initiated by a person or entity who is not a Holder Indemnified Party or a Company Indemnified Party
     shall   give   prompt   written   notice  to  the  party   from  whom  such
     indemnification is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give
     such  notice   shall  not  affect  the   Indemnified   Party's   rights  to
     indemnification hereunder, unless such failure shall prejudice in any material respect the Indemnifying Party's ability to defend such claim, action or proceeding. The Indemnifying Party shall have the right to assume the defense of any such action or proceeding at its expense, provided that no settlement shall be executed without the prior written consent of the Indemnified Party. If the Indemnifying Party shall elect not to assume the defense of any such action or proceeding, or fails to make such an election within 20 days after it receives such notice pursuant to the first sentence of this Section 10.3, the Indemnified Party may assume such defense at the expense of the Indemnifying Party. The Indemnified Party shall have the right to participate in (but not control) the defense of an action or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action or proceeding, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless
     (a) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (b) the named parties in any such action or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict (in which case the Indemnifying Party shall not be permitted to assume the defense of such claim, action or proceeding); provided that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm (plus local counsel as required), as applicable, for the Indemnified Party. An Indemnifying Party shall not be liable under Section 10.1 or 11.1 for any settlement effected without its written consent, of any claim, action or proceeding in respect of which indemnity may be sought hereunder.

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          Section 11. Indemnification of Company.

          11.1 Right to Indemnification. In the event that the Company registers any of the Registrable Shares under the Securities Act, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) (collectively, the "Company Indemnified Parties") from and against any and all losses, claims, damages, expenses or liabilities, individually and not jointly and severally, to which such Holder may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder expressly for use therein; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such Holder from Registrable Shares sold in such registration.

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          11.2 In order to provide for just and equitable  contribution to joint liability under the Securities Act in any case in which the Company seeks indemnification under this Section 11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 11 provides for indemnification, in such case, then the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (a) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Except as otherwise provided in this clause (b), the provisions of Section 10.3 shall govern the notice and other procedural aspects of any indemnification claim brought pursuant to this Section 11.

          Section 12. Rule 144. The Company agrees that, from and after the date of this Agreement until such time as the Holders do not own any of the Registrable Shares, the Company will (a) use its commercially reasonable efforts to ensure that the current public information requirements of subsection (c) of Rule 144 remain satisfied and (b) cooperate promptly in providing any information or documentation that it needs to provide to Holders to enable Holders to sell shares of Common Stock pursuant to a transaction otherwise permissible under Rule 144. The Company agrees that its cooperation pursuant to clause (b) of the immediately preceding sentence shall, with respect to any sale by a Holder of not less than twenty thousand (20,000) shares of Common Stock in any one transaction, be at the Company's reasonable cost and expense and, to the extent the proposed sale can be effected under Rule 144, include a "Rule 144" opinion issued by counsel of the Company's choice. The Holders agree that the Company does not have any obligation under this Section 12 during any period in which the Holders are able to sell shares of Common Stock under an effective registration statement.

          Section 13. Miscellaneous.

          13.1 Successors and Assigns. Except as provided in Section 8, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of law or otherwise without the prior written consent of the parties hereto, which consent may be granted or withheld in the sole discretion of the parties. Subject to the preceding sentence, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the permitted respective successors, assigns, heirs, executors and administrators of the parties hereto.

          13.2 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          13.3 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by telecopy shall be considered for all purposes to be the same as original signatures.

          13.4 Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this
     Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable.

          13.5 Governing Law; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, IRRESPECTIVE OF ANY CONFLECT-OF-LAWS RULE OR PRINCIPLE OF ANY JURISDICTION THAT MIGHT REFER THE GOVERNANCE OR CONSTRUCTION OF THIS AGREEMENT TO THE LAWS OF ANY OTHER JURISDICTION. THIS AGREEMENT CAN BE PERFORMED IN WHOLE OR IN PART IN TRAVIS COUNTY, TEXAS, AND VENUE FOR ANY ACTION RELATING TO THIS AGREEMENT SHALL BE PROPER ONLY IN FEDERAL OR STATE COURTS LOCATED WITHIN TRAVIS COUNTY, TEXAS. EACH PARTY AGREES THAT IT MUST BRING ANY ACTION RELATED TO THIS AGREEMENT ONLY IN THE FEDERAL OR STATE COURTS LOCATED WITHIN TRAVIS COUNTY, TEXAS.


          13.6 Notices. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and delivered, transmitted or mailed (with all postage and charges prepaid), addressed to the recipient at the address of such party as set forth on the signature page of this Agreement, or at such other address as any party may from time to time designate by written notice to the other parties given in accordance with this Section 13.6. Any such notice, if personally delivered or transmitted by facsimile, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 13.6.

        13.7 Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary to appropriately carry out the intent and purposes of this Agreement and the transactions contemplated hereby. Each party will use its good faith efforts to carry out and comply with the provisions of this Agreement.

          13.8 No Third-Party Beneficiaries. Except as provided in Sections 10.1 and 11.1, this Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

          13.9 Amendments. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties.

                                 SIGNATURE PAGE
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.



COMPANY:                                FINANCIAL INDUSTRIES CORPORATION


                                        By:  __________________________________
                                        Name:  ________________________________
                                        Title:  _______________________________
                                        Address: 6500 River Place Blvd.,
                                                 Building One
                                                 Austin, Texas 78730
                                                 Attn: Gene Payne and Ted Fleron

                                        Facsimile No.:  (512) 404-5210





BUYERS:                                 AMERICAN PHYSICIANS SERVICE GROUP, INC.



                                        By: ___________________________________
                                            Kenneth S. Shifrin,
                                            Chairman of the Board and
                                             Chief Executive Officer

                                        Address:  1301 Capital of Texas Hwy.,
                                                  Suite C-300
                                                  Austin, Texas 78746
                                                  Attn: Chairman and
                                                        Chief Executive Officer

                                        Facsimile No.:  (512) 314-4398

                                        EQUITA FINANCIAL AND INSURANCE
                                         SERVICES OF TEXAS, INC.


                                        By: ___________________________________
                                            Richard G. Wolfe, President

                                        Address:  11551 Forest Central Drive
                                                  Forest Central II,
                                                  Second Floor
                                                  Dallas, Texas 75243
                                                  Attn: Richard G. Wolfe,
                                                         President

                                        Facsimile No.: (214) 553-5384





                                        M&W INSURANCE SERVICES, INC.


                                        By:____________________________________
                                           Richard G. Wolfe, President

                                        Address:  11551 Forest Central Drive
                                                  Forest Central II,
                                                  Second Floor
                                                  Dallas, Texas 75243
                                                  Attn: Richard G. Wolfe,
                                                         President

                                        Facsimile No.: (214) 553-5384